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                                                                 Exhibit 10.7

                                   CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                              PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24B-2
                        UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                LICENSE AGREEMENT

         THIS AGREEMENT, effective as of September 30, 1999 ("EFFECTIVE DATE") between THE GENERAL HOSPITAL CORPORATION, a not-for-profit corporation doing business as Massachusetts General Hospital, having a place of business at Fruit Street, Boston, Massachusetts 02114 ("GENERAL") and PHOTOGEN, Inc., a Tennessee corporation having offices at 7327 Oak Ridge Highway, Knoxville, Tennessee 37931 ("COMPANY").

                                    RECITALS

         WHEREAS, under research programs funded by GENERAL and the U.S. Government, GENERAL through research conducted by Gerald L. Wolf, Ph.D., M.D. ("Dr. Wolf") has developed an invention pertaining to Enhanced Radiation Therapy;

         WHEREAS, GENERAL has prepared and filed a U.S. Patent Application No. [****] covering said invention and all of Dr. Wolf's right, title and interest in said application has been assigned to GENERAL;

         WHEREAS, Nycomed Imaging AS, a Norwegian corporation, having a place of business at Nycoveien 2, Post Office Box 4220, Torshov N-0401, Oslo, Norway ("NYCOMED") through research funded by NYCOMED and conducted at General by Dr. Wolf and at NYCOMED by [****], [****] and [****] have developed patentable information entitled [****].

         WHEREAS, NYCOMED has prepared and filed a US provisional patent application entitled [****], and a provisional British patent application entitled [****], covering said patentable information (copies of which are attached as Exhibits A-1 and A-2 hereto) and all of Dr. Wolf's rights, title and interest have been assigned to GENERAL, and [****], [****] and [****] rights, title and interest therein have been assigned to NYCOMED (copies of such assignment documents are attached as Exhibit B hereto). These patent applications cover a compound closely related to [****] for both imaging and therapy;

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         WHEREAS, GENERAL and NYCOMED have agreed, if feasible to unite the above patent applications into a single PCT filing listing all the above inventors;

         WHEREAS, GENERAL and NYCOMED have agreed, if feasible to unite the above patent applications into a single PCT filing listing all the above inventors;

         WHEREAS, NYCOMED has appointed GENERAL as its agent, to act on NYCOMED'S behalf in licensing and sublicensing NYCOMED's intellectual property rights described above in the fourth and fifth Recitals of the Agreement to COMPANY, pursuant to the Invention and License Administration Agreement attached as Exhibit C hereto;

         WHEREAS, NYCOMED has a worldwide, exclusive license, with sublicensing rights, under the [****] Agreement, dated [****] between [****] and Nycomed Imaging AS (hereinafter the [****] Agreement), solely to manufacture, use, sell or otherwise dispose of human ethical pharmaceutical products containing the diagnostic imaging compound [****] (now known as [****]) under the [****]Intellectual Property (as defined in the [****] Agreement which includes US Patent [****] issued [****] and other patent rights as described in Schedule 2 of the [****] Agreement). The [****] Agreement is set forth in Exhibit D hereto.

         WHEREAS, NYCOMED has developed know-how and improvements to the rights licensed to Nycomed with respect to [****] under the [****] Agreement, including Phase I and Phase II clinical trial data;

         WHEREAS, NYCOMED has appointed GENERAL as its agent pursuant to the Invention and License Administration Agreement attached as Exhibit hereto to sublicense all of its rights under the [****] Agreement with respect to [****] (described in the seventh Recital to this Agreement to COMPANY) and to sublicense all of Nycomed's know-how and improvements to said rights (described in the eighth Recital to this Agreement) to Company;

         WHEREAS, GENERAL and NYCOMED each hereby represent to the COMPANY that, to the best of their respective knowledge and belief, subject to the rights of the U.S. Government, GENERAL and NYCOMED are the respective owners of all right, title and interest in the patent application(s) (and the inventions covered thereby) described in the second Recital in this Agreement in the case of GENERAL and in the fourth Recital to this Agreement in the case of NYCOMED, and each has the right, ability and authority to grant the license hereinafter described;

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         WHEREAS, as a center for research and education, GENERAL is interested in licensing PATENT RIGHTS and thus benefitting the public and GENERAL by facilitating the dissemination of the results of its research in the form of useful products, but is without capacity to commercially develop, manufacture, and distribute any such product; and

         WHEREAS, COMPANY desires to commercially develop, manufacture, use and distribute such products throughout the world;

         NOW THEREFORE, in consideration of the premises and of the faithful performance of the covenants herein contained, the parties hereto agree as follows:

                                 1. DEFINITIONS

1.1 The term "ACCOUNTING PERIOD" shall mean each six month period ending June 30 and December 31 of each year during the Term of this Agreement.

1.2 The term "AFFILIATE" shall mean any corporation or other legal entity controlling, controlled by or under common control with, COMPANY, in the case of a COMPANY AFFILIATE and with GENERAL, in the case of a GENERAL AFFILIATE. The term "control" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

1.3 The term "FIRST COMMERCIAL SALE" shall mean in each country the first sale of a PRODUCT to a final customer who will be the end user of the PRODUCT.

1.4 The term "LICENSE FIELD" shall mean the research, development, manufacture and commercialization of diagnostic imaging agents for medical location, treatment and diagnosis of tumors and other diseased tissues or other material in human, animal or plant life. The term "[****] LICENSE FIELD" shall mean the research, development, manufacture and commercialization of human ethical pharmaceutical products containing the diagnostic imaging compound [****].

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.5 The term "NET SALES PRICE" shall mean the GROSS SALES PRICE as defined in (b) below actually received in cash by COMPANY or any of its AFFILIATES or the COMPANY's immediate SUBLICENSEE (collectively, sometimes hereafter "SELLERS" or individually, a "SELLER") for the sale or distribution of a PRODUCT by a SELLER, less (to the extent appropriately documented) the following amounts actually paid out by SELLER or credited against the amounts received by such SELLER from the sale or distribution of a PRODUCT:

         (a)  (i)      credits and allowances for price adjustment, rejection,
                       or return of PRODUCTS previously sold;

              (ii) rebates, customary trade, quantity and cash discounts and non-affiliated brokers' or agents' for commissions allowed and taken; provided, however, that such broker's or agent's commissions shall not exceed [****]%; and further, provided, that the term "non-affiliated brokers' or agents'" does not include distributors;

              (iii) amounts for transportation, insurance, handling or shipping charges;

              (iv) taxes, duties and other governmental charges levied on or measured by the sale of PRODUCTS, whether absorbed by a SELLER or paid by the purchaser so long as a SELLER's price is reduced thereby, but not franchise or income taxes of any kind whatsoever;

              (v) for any sale in which the United States government on the basis of its royalty-free license pursuant to 35 U.S.C. Section 202(c) to any PATENT RIGHTS requires that the GROSS SALES PRICE of any PRODUCT subject to such PATENT RIGHTS be reduced by the amount of such royalty owed GENERAL pursuant to paragraph 3.1, the amount of such royalty.

         (b) For any bona fide sale by a SELLER, the GROSS SALES PRICE shall be the gross billing price of the PRODUCT. None of the PRODUCTS shall be sold for consideration other than cash or a receivable payable in cash.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (c) If a SELLER sells any PRODUCT in a bona fide sale as a component of a combination of active functional elements, the GROSS SALES PRICE of the

              PRODUCT shall be determined by multiplying the GROSS SALES PRICE of the combination by the fraction A over A + B, in which "A" is the GROSS SALES PRICE of the PRODUCT portion of the combination when sold separately during the ACCOUNTING PERIOD in the country in which the sale was made, and "B" is the GROSS SALES PRICE of the other active elements of the combination sold separately during said ACCOUNTING PERIOD in said country. In the event that no separate sale of either such PRODUCT or active elements of the combination is made during said ACCOUNTING PERIOD in said country, the GROSS SALES PRICE of the PRODUCT shall be determined by multiplying the GROSS SALES PRICE of such combination by the fraction C over C + D, in which "C" is the standard fully-absorbed cost of the PRODUCT portion of such combination, and "D" is the sum of the standard fully-absorbed costs of the other active elements component(s), such costs being arrived at using the standard accounting procedures of COMPANY which will be in accord with United States generally accepted accounting principles.

         (d) If a SELLER commercially uses or disposes of any PRODUCT by itself (as opposed to a use or disposition of the PRODUCT as a component of a combination of active functional elements) other than in a bona fide sale, the GROSS SALES PRICE hereunder shall be the price which would be then payable in an arm's length transaction. If a SELLER commercially uses or disposes of any PRODUCT as a component of a combination of active functional elements other than in a bona fide sale, the GROSS SALES PRICE of the PRODUCT shall be determined in accordance with paragraph
              (c) above, using as the GROSS SALES PRICE of the combination that price which would be then payable in an arm's length transaction. A "commercial use or disposition" of a PRODUCT does not include (i) the use of a PRODUCT for research, clinical testing or educational purposes for which no payment is made to or received by the Company or (ii) a disposition of a PRODUCT which, in the opinion of the COMPANY, is damaged, obsolete or not usable for the purposes intended and for which no payment is made to or received by the COMPANY.

         (e) Transfer of a PRODUCT within COMPANY or between COMPANY and an AFFILIATE or the COMPANY's immediate SUBLICENSEE for sale by the transferee shall not be considered a sale, commercial use or disposition for the purpose of the foregoing paragraphs; in the case of such transfer the GROSS SALES PRICE shall be based on sale of the PRODUCT by the transferee.

1.6      (a)  The term "GENERAL PATENT RIGHTS" shall mean the [****], and the equivalent of such application filed in any foreign jurisdictions, together with the inventions described and claimed therein. The term "GENERAL PATENT

              RIGHTS" shall also include any division, continuation or Letters Patent or the equivalent thereof issuing thereon or reissue, reexamination or extension thereof of any of the above patent applications or patents as well as any claims in any continuation-in-part of the aforementioned patent applications which claim an invention described or claimed in said patent applications or patents.

         (b) The term "JOINT PATENT RIGHTS" shall mean [****] and the equivalent of such applications filed in any foreign jurisdictions, together with the inventions described and claimed therein. The term "JOINT PATENT RIGHTS"shall also include any division, continuation or Letters Patent or the equivalent thereof issuing thereon or reissue, reexamination or extension thereof of any of the above patent applications or patents as well as any claims in any continuation-in-part of the aforementioned patent applications which claim an invention described or claimed in said patent applications or patents.

         (c)  The term "[****] PATENT RIGHTS"  shall mean [****]

         (d) The term "PATENT RIGHTS" shall mean any GENERAL PATENT RIGHTS, JOINT PATENT RIGHTS or [****] PATENT RIGHTS.

1.7 The term "PRODUCT" shall mean any article, device, composition, method or service, the manufacture, use, or sale of which, absent the licenses granted herein, would infringe a VALID CLAIM of any PATENT RIGHT.

1.8 The term "SUBLICENSEE" shall mean any third party licensed by COMPANY to make, have made, use, market, distribute, lease, import, offer to sell and sell any PRODUCT.

1.9 The term "VALID CLAIM" shall mean any claim of any PATENT RIGHT (i) that has not been finally rejected, (ii) that has not been declared invalid by a patent office or court of competent jurisdiction in any unappealed and unappealable decision or (iii) as to which patent protection has not expired.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   2. LICENSE

2.1 In connection with the license granted in Section 2.2, GENERAL and NYCOMED, each represents and warrants to COMPANY that, to the best of their respective knowledge, based on a review of their respective files and documents as of the EFFECTIVE DATE hereof, it (I.E., GENERAL and NYCOMED, each with respect to themselves only) is not prohibited or prevented from granting the following license to COMPANY.

2.2 GENERAL hereby grants to COMPANY to the extent not prohibited by contractual obligations to any other sponsor of research at GENERAL and pursuant to the Invention and License Administration Agreement (and said grant is joined into by NYCOMED to the extent necessary) and COMPANY accepts, subject only to the terms of this Agreement and the rights reserved in Section 2.3. below.

         (a)  (i)      on behalf of GENERAL and NYCOMED, an [****]
                       royalty-bearing license in the LICENSE FIELD under GENERAL PATENT RIGHTS and JOINT PATENT RIGHTS to make, have made, use, market, distribute, lease, import, offer to sell, and sell PRODUCTS; and

              (ii) on behalf of NYCOMED, an exclusive, worldwide, royalty-bearing sublicense in the [****] LICENSE FIELD under [****] PATENT RIGHTS to make, have made, use, market, distribute, lease, import, offer to sell, and sell PRODUCTS.

         (b) to the extent an exclusive license is not available to COMPANY in a country (other than the United States) which prohibits the granting of an exclusive license as a matter of law,

              (i) on behalf of GENERAL and NYCOMED, a non-exclusive, royalty-bearing license in the LICENSE FIELD under GENERAL PATENT RIGHTS and JOINT PATENT RIGHTS; and

              (ii) on behalf of NYCOMED, a [****], royalty-bearing sublicense in the [****] LICENSE FIELD under [****] PATENT RIGHTS,

                       in either case, to make, have made, use, market, distribute, lease, import, offer to sell and sell PRODUCTS;

         (c) the right to sublicense PATENT RIGHTS exclusively licensed or sublicensed to COMPANY including the right to grant
              SUBLICENSEES the right to further sublicense.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         The above licenses and sublicenses to make, have made, use, market, distribute, lease, import, offer to sell and sell PRODUCTS includes the right to grant to the CUSTOMER the right to use a purchased PRODUCT in a method coming within the scope of PATENT RIGHTS.

2.3 It is understood that the granting of any license hereunder is subject to GENERAL's and GENERAL's AFFILIATES' right to make and to use the subject matter described and claimed in GENERAL PATENT RIGHTS OR JOINT PATENT RIGHTS for all uses other than Commercial Purposes, and that if federal funding supported the GENERAL PATENT RIGHTS OR JOINT PATENT RIGHTS, COMPANY's license will be subject to the rights, conditions and limitations imposed by U.S. law including without limitation the royalty-free non-exclusive license granted to the U.S. Government (see 35 U.S.C. Section 202 ET SEQ. and regulations pertaining thereto). For the purposes of this Section, "Commercial Purposes" shall mean use of the subject matter described and claimed in PATENT RIGHTS in any product, or for the purpose of producing a product, which is made, sold, leased or otherwise commercially distributed.

2.4 Subject to confidential treatment under Section 10, within three (3) months of EFFECTIVE DATE, GENERAL, Dr. Wolf and NYCOMED shall disclose all know-how relating to [****], including [****] data, pre-clinical safety toxicity information, results of human clinical trials and IND information regarding [****] to COMPANY and provide all technological information with respect to prosecution of patent applications included in PATENT RIGHTS which GENERAL and/or NYCOMED are not prohibited from disclosing to COMPANY.

2.5 GENERAL shall have the right to license any GENERAL PATENT RIGHTS OR JOINT PATENT RIGHTS to any other party for the purpose of manufacturing, using or selling any PRODUCT outside of the LICENSE FIELD.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.6 It is understood that nothing herein shall be construed to grant COMPANY a license express or implied under any patent owned solely or jointly by GENERAL or NYCOMED other than the PATENT RIGHTS expressly licensed hereunder.

                             3. COMPANY OBLIGATIONS

3.1 COMPANY shall itself, or through its AFFILIATES or SUBLICENSEES, use reasonable efforts to develop and make commercially available a PRODUCT for commercial sale and distribution throughout the world in the LICENSE FIELD and the

         [****] LICENSE FIELD; provided, however, that the final decision as to where the PRODUCT will be distributed shall vest in the COMPANY. Such efforts shall consist of achieving the following objectives within the time period designated below:

         (a) within [****] months after the EFFECTIVE DATE, complete all animal toxicity tests required in connection with seeking to obtain U.S. Food and Drug Administration approval of clinical evaluations of a PRODUCT.

         (b) within [****] months after obtaining FDA approval in (a) above, initiate and thereafter diligently pursue clinical evaluations of a PRODUCT and in connection therewith take all actions necessary under the Food, Drug and Cosmetic Act (21 USC 301-391);

         (c) within [****] months after obtaining FDA approval in (b) above, file documents with the FDA to obtain approval to manufacture such a PRODUCT for commercial sale and to inform GENERAL of such determination;

         (d) within [****] months after the EFFECTIVE DATE initiate and thereafter diligently pursue clinical evaluations of a PRODUCT in either the European Community or Japan;

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         GENERAL shall not unreasonably withhold its consent to any revision in such time periods whenever requested in writing by COMPANY and supported by reasonable evidence of technical difficulties or delays in animal or clinical studies, regulatory processes or other events that the parties could not have reasonably avoided or anticipated. Failure to achieve one or more of the above objectives within the above stated time periods or within any extension granted by GENERAL shall result in GENERAL having the right to cancel upon sixty (60) days prior written notice any [****] license granted hereunder, or to convert any [****]license to a [****] license; provided that COMPANY does not demonstrate to GENERAL's satisfaction, which shall not be unreasonably withheld, during said sixty (60) day period, its ability to cure such failure(s) within a reasonable time period thereafter and that such objectives are in fact materially achieved in such time period; further, provided, that COMPANY makes no representation or warranty that it can achieve success in the development or marketing of any PRODUCTS, the profitability of PRODUCTS or the amount of royalties payable to GENERAL hereunder.

3.2 At intervals no longer than every six (6) months, COMPANY shall report in writing to GENERAL on progress made toward the foregoing objectives.

3.3 This Agreement shall not be deemed to prohibit COMPANY from developing, making, using, marketing or otherwise distributing or promoting products competitive (as hereafter defined) with the PRODUCTS, provided that COMPANY shall not disparage any of the PRODUCTS or the PATENT RIGHTS and that COMPANY remains in compliance with the milestones of Article 3.1. When COMPANY does so develop, make, use, market or otherwise distribute or promote products competitive with the PRODUCTS, any licenses granted hereunder shall become non-exclusive. For purposes of this Section, the term "competitive" is limited to a product, method or service that is in direct competition with a PRODUCT and not a product, method or service that is an alternative to a PRODUCT.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.4 The COMPANY shall mark all PRODUCTS with the appropriate patent words and numbers as contemplated by Section 287(a) of the U.S. Patent Code. GENERAL and NYCOMED each agree to require all of their respective licensees in all fields under all patents relating to this Agreement to similarly mark all of their PRODUCTS under such patents as contemplated under said Section 287(a) and in compliance with applicable laws.

             4. FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

4.1 Notwithstanding anything to the contrary in this Agreement, [****] or [****] successor in interest to the [****] Agreement, has the sole and exclusive right to take any action that it considers appropriate in connection with the prosecution and maintenance of the `Nano Patents' (as that term is defined in the [****] Agreement) as provided in Section 4.5 of the [****] Agreement. It is understood that [****] can take actions that NYCOMED cannot control including abandonment of patents without the requirement to notify NYCOMED or GENERAL.

4.2 In accordance with the Invention and License Administration Agreement (Exhibit C), GENERAL shall be responsible for the preparation, filing, prosecution and maintenance of all patent applications and patents included in GENERAL PATENT RIGHTS and JOINT PATENT RIGHTS and shall, after the EFFECTIVE DATE promptly and diligently pursue such activities in the United States and foreign jurisdictions mutually agreeable to the parties (such agreement not to be unreasonably withheld) ("Patent Activities"). GENERAL may select patent counsel and other advisors to assist in such Patent Activities, subject to COMPANY approving same (which approval shall not be unreasonably withheld). So long as COMPANY holds an exclusive license hereunder to the GENERAL PATENT RIGHTS and the JOINT PATENT RIGHTS, such patent counsel and advisors shall be advised by GENERAL, to the extent consistent with their obligations to GENERAL, to be promptly available to COMPANY and/or its counsel for information and advice regarding such Patent Activities. COMPANY shall reimburse GENERAL for all reasonable costs ("Costs") incurred by GENERAL for the preparation, filing, prosecution and maintenance of all PATENT RIGHTS as follows:

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (a) Subject to paragraph 4.3, for all Costs incurred by GENERAL from and after the EFFECTIVE DATE, COMPANY shall reimburse GENERAL within thirty (30) days of receipt of invoices from GENERAL;

         (b) For all Costs incurred by GENERAL prior to the EFFECTIVE DATE, not to exceed [****], COMPANY shall reimburse GENERAL upon execution of this Agreement.

4.3 NYCOMED shall provide to GENERAL and COMPANY all documentation pertaining to the filing and prosecution of JOINT PATENT RIGHTS within 30 days of the signing of this Agreement.

4.4 With respect to any GENERAL or JOINT PATENT RIGHT, each document or a draft thereof, including all related correspondence and memoranda pertaining to the filing, prosecution, or maintenance of such GENERAL or JOINT PATENT RIGHT, including but not limited to each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination of any patent issuing from such application shall be provided to COMPANY as follows: Documents received from or delivered to any patent office and counsel's analysis thereof, if any, shall be provided promptly to the COMPANY upon receipt or preparation by counsel. For a document to be filed in any patent office, a draft of such document shall be provided sufficiently prior to its filing, to the parties hereto to allow for review and comment by the other party. The parties hereto shall maintain all such documents in accordance with Article 10 hereof, and each party hereto shall take whatever other steps are necessary to preserve the attorney-client privilege of any such document, including limiting photocopies and internal disclosure. If as a result of the review of any such document, COMPANY shall elect not to pay or continue to pay the Costs for such GENERAL or JOINT PATENT RIGHT, COMPANY shall so notify GENERAL within thirty (30) days of COMPANY's receipt of such document and COMPANY shall thereafter be relieved of the obligation to pay any additional Costs regarding such GENERAL or JOINT PATENT RIGHT incurred after the receipt of such notice by GENERAL. Such U.S. or foreign patent application or patent shall thereupon cease to be a GENERAL or JOINT PATENT RIGHT hereunder and GENERAL shall be free without further obligations to COMPANY to license the rights to that particular U.S. patent application or patent to any

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         other party on any terms; provided, however, that the foregoing shall not apply if COMPANY indicates that its election not to pay or continue to pay such Costs is based upon a good faith objection to the reasonableness of such Costs or the quality of services being performed, in which event the dispute shall be resolved as provided in paragraph 12.9 hereafter if such dispute cannot first be resolved in discussions with GENERAL's patent counsel.

4.5 COMPANY acknowledges that patent counsel selected by GENERAL as provided hereinabove shall have a fiduciary duty to GENERAL; however, so long as COMPANY is an exclusive licensee hereunder of the GENERAL and JOINT PATENT RIGHTS and so long as COMPANY is obligated to pay the costs and fees of such counsel, such counsel shall to the extent consistent with his obligations to GENERAL, be available to discuss patent matters with the COMPANY's counsel.

4.6 In the event that GENERAL shall fail or refuse to diligently pursue its responsibilities in GENERAL's name described in paragraph 4.2, then COMPANY shall, upon 60 days notice with a right to cure by GENERAL during said notice period, have the right at its expense but in GENERAL's and NYCOMED's name to take over such responsibilities and to select patent counsel and advisors to assist it in such matters. In such event, COMPANY shall be bound by the other provisions of this Article 4.

                                  5. ROYALTIES

5.1 Beginning with the FIRST COMMERCIAL SALE in any country, on all sales of PRODUCTS anywhere in the world by COMPANY, its AFFILIATES or SUBLICENSEES, COMPANY shall pay GENERAL royalties in accordance with the following schedule, such undertaking and schedule having been agreed to for the purpose of reflecting and advancing the mutual convenience of the parties. For each PRODUCT sold by COMPANY or its AFFILIATES and SUBLICENSEES;

         (a) Subject to subparagraph 5.1(i) below, [****] of the NET SALES PRICE of a PRODUCT having both a diagnostic and therapeutic application so long as such PRODUCT, its manufacture, use or sale is covered by a VALID CLAIM of any PATENT RIGHT licensed exclusively to COMPANY;

----------------

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (b) Subject to subparagraph 5.1(i) below, [****] of the NET SALES PRICE of a PRODUCT having both a diagnostic and therapeutic application so long as such PRODUCT, its manufacture, use or sale is covered by a VALID CLAIM of any PATENT RIGHT licensed non-exclusively to COMPANY in the country in question;

         (c) Subject to subparagraph 5.1(i) below, [****] of the NET SALES PRICE of a PRODUCT having only a diagnostic application so long as such PRODUCT, its manufacturer, use or sale is covered by a VALID CLAIM of any PATENT RIGHT licensed exclusively to COMPANY;

         (d) Subject to subparagraph 5.1(i) below, [****] of the NET SALES PRICE of a PRODUCT having only a diagnostic application so long as such PRODUCT, its manufacturer, use or sale is covered by a VALID CLAIM of any PATENT RIGHT licensed non-exclusively to COMPANY in the country in question;

         (e) Subject to subparagraph 5.1(i) below, [****] of the NET SALES PRICE of a PRODUCT having only a therapeutic application so long as such PRODUCT, its manufacturer, use or sale is covered by a VALID CLAIM of any PATENT RIGHT licensed exclusively to COMPANY;

         (f) Subject to subparagraph 5.1(i) below, [****] of the NET SALES PRICE of a PRODUCT having only a therapeutic application so long as such PRODUCT, its manufacturer, use or sale is covered by a VALID CLAIM of any PATENT RIGHT licensed non-exclusively to COMPANY in the country in question;

         (g) In the event that more than one royalty rate under paragraph 5.1 is applicable to a PRODUCT, the highest of the applicable royalties shall apply;

         (h) Only one royalty under paragraph 5.1 shall be due and payable to GENERAL by COMPANY for any PRODUCT regardless of the number of PATENT RIGHTS covering such PRODUCT; and

----------------

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (i) Royalties payable hereunder shall be offset by all filing, prosecution and maintain costs and attorney's fees paid by the COMPANY with respect to PATENT RIGHTS pursuant to
              Article 4 of this Agreement ("Costs"), through the end of the COMPANY's immediately preceding fiscal year end on the following basis: GENERAL and NYCOMED will share [****] of such Costs; COMPANY will share the [****] of such Costs; provided, however, that the aggregate offset against royalties payable hereunder when combined with the deductions against royalty payments under Section 7.4, shall not exceed in any one calendar year, [****] of royalties payable under this Agreement. Such Costs that are not used to offset royalties hereunder because of insufficient NET SALES shall be carried forward to future years for offset, limited as provided in the previous sentence, against royalties otherwise due in such future years.

5.2 If any license or sublicense granted pursuant to Article 2 shall be or become non-exclusive and GENERAL shall license or sublicense on behalf of NYCOMED any PATENT RIGHT to another licensee or sublicensee for the purpose of making, using or selling PRODUCTS in the LICENSE FIELD or the [****] LICENSE FIELD and accept a royalty or royalties more favorable to such licensee or sublicensee than herein provided for COMPANY, GENERAL shall give written notice thereof to COMPANY and as of the EFFECTIVE DATE of such more favorable royalty or royalties, COMPANY's obligation hereunder to pay royalty or royalties to GENERAL shall be revised to the more favorable rate.

5.3 In addition to the payments provided for in paragraph 5.1, COMPANY shall pay GENERAL the following amounts upon the occurrence of the following events:

         (a) [****] upon the issuance by the United States Patent and Trademark Office of a notice of allowance covering a material portion of the claims in GENERAL or JOINT PATENT RIGHTS;

         (b) [****] upon filing with the FDA of the first NDA, 510(k), PMA or PMA Supplement, or comparable application with respect to a PRODUCT; and

         (c) [****] upon approval by the FDA of the first NDA, 510(k), PMA or PMA Supplement, or comparable application with respect to a PRODUCT.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.4 In the event that the royalty paid to GENERAL is a significant factor in the return realized by COMPANY so as to diminish COMPANY's capability to respond to competitive pressures in the market, GENERAL agrees to consider a reasonable reduction in the royalty paid to GENERAL as to each such PRODUCT for the period during which such market condition exists. Factors determining the size of the reduction will include profit margin on PRODUCT and on analogous or competitive products, prices of competitive products, total prior sales by COMPANY, and COMPANY's expenditures in PRODUCT development.

5.5 In addition to the royalties provided for above, COMPANY shall pay GENERAL [****] of any and all non-royalty income (as defined in accordance with United States generally accepted accounting principles), including without limitation license and sublicense fees and milestone payments, received from COMPANY AFFILIATES and SUBLICENSEES in consideration for the sublicensing by COMPANY of any right, license or sublicense granted to it hereunder.

5.6 The payments due under this Agreement shall, if overdue, bear interest until payment at a per annum rate equal to one percent (1%) above the prime rate in effect at the Bank of Boston on the due date, not to exceed the maximum permitted by law. The payment of such interest shall not preclude GENERAL from exercising any other rights it may have as a consequence of the lateness of any payment.

                            6. REPORTS AND PAYMENTS

6.1 COMPANY shall keep, and shall cause each of its AFFILIATES and SUBLICENSEES, if any, to keep full and accurate books of accounts on both the cash and accrual basis, containing all particulars that may be necessary for the purpose of calculating all royalties payable to GENERAL. Such books of account shall be kept at their principal place of business and, with all necessary supporting data shall, during all reasonable times for the three (3) years next following the end of the calendar year to which each shall pertain be open for inspection at reasonable times upon reasonable prior notice by GENERAL or its designee at GENERAL's expense for the purpose of verifying royalty statements or compliance with this Agreement.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.2 In each year the amount of royalty due shall be calculated semiannually as of the end of each ACCOUNTING PERIOD and shall be paid semiannually within the sixty (60) days next following such date, every such payment to be supported by the accounting prescribed in paragraph 6.3 and to be made in United States currency. Whenever conversion from any foreign currency shall be required, such conversion shall be at the rate of exchange thereafter published in the Wall Street Journal for the business day closest to the end of the applicable ACCOUNTING PERIOD.

6.3 With each semiannual payment, COMPANY shall deliver to GENERAL a full and accurate accounting to include the following information and such other reasonable additional information relevant to the calculation of royalty payments as may be requested by GENERAL from time to time:

         (a) Quantity of each PRODUCT sold or leased (by country) by COMPANY, and its AFFILIATES or SUBLICENSEES;

         (b)  Total billings for each PRODUCT (by country);

         (c)  Names and addresses of all SUBLICENSEES of COMPANY; and

         (d)  Total royalties payable to GENERAL.

                                7. INFRINGEMENT

7.1 Notwithstanding anything to the contrary in this Agreement, [****] or [****] successor in interest to the [****] Agreement, has the sole and exclusive right to take, at its sole discretion and at its own expense, any action that it considers appropriate in connection with any actual or threatened infringement of the [****] PATENT RIGHTS to defend the validity and enforceability of such property in any litigation as provided in Section 5.1 of the [****] Agreement.

----------------

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2 COMPANY, to the extent it has an exclusive license regarding PATENT RIGHTS, shall have first obligation to protect the GENERAL PATENT RIGHTS and JOINT PATENT RIGHTS from infringement and prosecute infringers in the LICENSE FIELD when, in its judgement, such action may be reasonably necessary, proper and justified. GENERAL and NYCOMED may join COMPANY in such action or if COMPANY fails to take such action, GENERAL may separately initiate such action, at its discretion and at its own expense.

7.3 If GENERAL shall have supplied COMPANY with written evidence demonstrating prima facie infringement of a claim of a GENERAL PATENT RIGHT or JOINT PATENT RIGHT by a third party in the LICENSE FIELD, GENERAL may by notice request COMPANY to take steps to protect the GENERAL PATENT RIGHT or JOINT PATENT RIGHT. COMPANY shall notify GENERAL within three (3) months of the receipt of such notice whether COMPANY intends to prosecute the alleged infringement. If COMPANY notifies GENERAL that it intends to so prosecute, COMPANY shall, within three (3) months of its notice to GENERAL either (i) cause infringement to terminate or (ii) initiate legal proceedings against the infringer. No settlement, consent judgment or other voluntary final disposition of any suit by either COMPANY or GENERAL shall be entered into without the mutual consent of COMPANY and GENERAL, which consent shall not be unreasonably withheld.

7.4 If COMPANY elects to commence an action as described above, COMPANY may deduct from its royalty payments to GENERAL with respect to the GENERAL PATENT RIGHTS or JOINT PATENT RIGHTS subject to suit an amount not exceeding [****]percent [****] of COMPANY's expenses and costs of such action, including reasonable attorneys' fees; provided, however, that such reduction together with the offset against royalty payable under Section 5.1(i) shall not exceed [****] percent [****] of the total royalty due to GENERAL with respect to the NET SALES of PRODUCTS utilizing the GENERAL PATENT RIGHTS or JOINT PATENT RIGHTS subject to suit for each calendar year. If such [****] percent [****] of COMPANY's expenses and costs and offset under Section 5.1(i) exceeds the amount of royalties deducted by COMPANY for

----------------

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         any calendar year, COMPANY may to that extent reduce the royalties due to GENERAL from COMPANY in succeeding calendar years, but never by more than [****] percent [****] of the total royalty due GENERAL in any one year with respect to the GENERAL PATENT RIGHTS or JOINT PATENT RIGHTS subject to suit. In the event that COMPANY shall recover its expenses and costs, by settlement or judgment of such action, the same will be shared equally by the COMPANY and GENERAL, to the extent necessary for GENERAL to recoup the royalty payments which GENERAL contributed to the cost of such action pursuant to this Section.

7.5 For the purpose of the proceedings referred to in this Article 7, GENERAL, NYCOMED and COMPANY shall permit the use of their names and shall execute such documents and carry out such other acts as may be necessary to prosecute or defend any such proceeding, including joining into such proceeding. The party initiating or carrying on such legal proceedings shall keep the other party informed of the progress of such proceedings and said other party shall be entitled to counsel in such proceedings but at its own expense, said expenses to be off-set against any damages received by the party bringing suit in accordance with the foregoing paragraph 7.3.

7.6 In the event a party hereto shall initiate or carry on legal proceedings to enforce any GENERAL PATENT RIGHT or JOINT PATENT RIGHT against any alleged infringer, the other party (including NYCOMED) shall fully cooperate with and supply all assistance reasonably requested by the party initiating or carrying on such proceedings. The party which institutes any suit to protect or enforce a GENERAL PATENT RIGHT or JOINT PATENT RIGHT shall have sole control of that suit and subject to paragraph 7.3 shall bear the reasonable expenses (excluding legal fees) incurred by said other party in providing such assistance and cooperation as is requested pursuant to this paragraph. The party initiating or carrying on such legal proceedings shall keep the other party informed of the progress of such proceedings and said other party shall be entitled to counsel in such proceedings but at its own expense. Any award paid by third parties as the result of such proceedings (whether by way of settlement or otherwise) shall first be applied as provided in Section 7.3, if applicable, to reimbursement of the unreimbursed legal fees and expenses incurred by either party and then the remainder shall be divided between the parties as follows:

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (a)  (i)      If the amount is based on lost profits, COMPANY
                       shall receive an amount equal to the damages the court determines COMPANY has suffered as a result of the infringement less the amount of any royalties that would have been due GENERAL on sales of PRODUCT lost by COMPANY as a result of the infringement had COMPANY made such sales; and

              (ii) GENERAL shall receive an amount equal to the royalties it would have received if such sales had been made by COMPANY; and

         (b) As to awards other than those based on lost profits, [****]percent to the party initiating such proceedings and [****]percent to the other party.

                               8. INDEMNIFICATION

8.1      (a)  COMPANY shall indemnify, defend and hold harmless GENERAL,
              NYCOMED and their trustees, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns including claims by NYCOMED against GENERAL and claims by GENERAL against NYCOMED (the "Indemnitees"), against any liability, damage, loss or expense (including reasonable attorney's fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments (i) arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any PRODUCT, process or service made, used or sold by the COMPANY, its AFFILIATE, or a SUBLICENSEE or agent of the COMPANY pursuant to a license or sublicense granted under this Agreement, (ii) arising out of the maintenance or enforcement of [****] PATENT RIGHTS and including its related US Patent [****], (iii) the maintenance and enforcement of the [****] Agreement, or (iv) the infringement of the [****] PATENT RIGHTS upon the rights of third parties.

         (b) COMPANY's indemnification under (a) above shall not apply to any liability, damage, loss or expense to the extent that it is directly attributable to the negligent activities or omissions, reckless misconduct or intentional misconduct of any of the Indemnitees.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (c) COMPANY agrees, at its own expense to provide attorneys reasonably acceptable to GENERAL to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

         (d) This paragraph 8.1 shall survive expiration or termination of this Agreement.

8.2      (a)  Beginning at such time as any such PRODUCT, process or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by COMPANY or by an agent, SUBLICENSEE or AFFILIATE of COMPANY, COMPANY shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $2,000,000 per incident and $2,000,000 annual aggregate and naming the Indemnitees as additional insureds. Such commercial general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for COMPANY's indemnification under paragraph 8.1 of this Agreement. If COMPANY elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to GENERAL and the Risk Management Foundation. The minimum amounts of insurance coverage required under this paragraph 8.2 shall not be construed to create a limit of COMPANY's liability with respect to its indemnification under paragraph 8.1 of this Agreement.

         (b) COMPANY shall provide GENERAL with written evidence of such insurance upon request of GENERAL. COMPANY shall provide GENERAL with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if COMPANY does not obtain replacement insurance providing comparable coverage prior to the expiration of such fifteen (15) day period, GENERAL shall have the right to terminate this Agreement effective at the end of such fifteen
              (15) day period without notice or any additional waiting periods.

         (c) COMPANY shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any such PRODUCT, process, or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by COMPANY or by an agent, SUBLICENSEE or AFFILIATE of COMPANY and
              (ii) a reasonable period after the period referred to in (c)
              (i) above which in no event shall be less than six (6) years.

         (d) This paragraph 8.2 shall survive expiration or termination of this Agreement.

                                 9. TERMINATION

9.1 Unless otherwise terminated as provided for in this Agreement, a license or sublicense to PATENT RIGHTS granted hereunder will continue on a country by country basis:

         (a) for [****] after the date COMPANY, its agents, AFFILIATES, or SUBLICENSEES shall last sell any PRODUCT in such country, it being understood that GENERAL shall have the right to terminate such license or sublicense upon written notice in any country in the event that after the FIRST COMMERCIAL SALE of a PRODUCT in such country there is a continuous [****] period in which no PRODUCT is sold in such country, provided such sale is not prevented by force majeure, government regulation or intervention, or institution of a law suit by any third party, or that COMPANY can show to the reasonable satisfaction of GENERAL that it is using substantial economic and other assets and efforts to effect sales in such country, or

         (b) until the last to expire of all PATENT RIGHTS, the claims of which but for this Agreement would be infringed by the manufacture, use or sale of any PRODUCT in the applicable country, whichever shall first occur.

9.2 If either party shall fail to materially perform any of its obligations under this Agreement (except the COMPANY obligations specified in Article 3 herein, which are to be governed as to termination and cancellation of any license or sublicense by the provisions of Article 3), the nondefaulting party may give written notice of the default to the defaulting party. Unless such default is corrected within thirty (30) days after such notice, the notifying party may terminate this Agreement and the license or sublicense hereunder upon an additional thirty (30) days prior written notice, provided that only one such an additional thirty
         (30) day grace period shall be available in any twelve (12) month period with respect to a default of any applicable provision hereunder. Thereafter notice of default of said provision shall constitute termination.

9.3 In the event that any license or sublicense granted to COMPANY under this Agreement is terminated, all sublicenses under such license or sublicense shall at the option of GENERAL terminate at the time of termination of the COMPANY's license or sublicense; provided, however, that GENERAL and such SUBLICENSEES shall be free to negotiate a new license or sublicense relationship between them. All SUBLICENSE Agreements between COMPANY and a SUBLICENSEE shall provide the foregoing provisions. In the event that COMPANY, due to the provisions of this Section finds difficulty in establishing sublicenses after demonstrated good faith efforts to do so,

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT, AS AMENDED

         GENERAL agrees to establish reasonable objective standards for the continuity of sublicenses in the event of the termination of a license or sublicense granted to COMPANY.

9.4 Upon termination of any license or sublicense granted hereunder COMPANY shall pay GENERAL all royalties due or accrued on (i) the sale of PRODUCT up to and including the date of termination and (ii) for twelve (12) months following the date of termination for the sale of PRODUCT manufactured prior to the termination date.

                              10. CONFIDENTIALITY

10.1 GENERAL and COMPANY recognize that performance under this Agreement may involve the exchange and/or development or discovery of proprietary information, confidential business, technical and scientific information or trade secrets (collectively, "proprietary information"). Accordingly, each party agrees to use reasonable efforts, no less than those used for its own information of similar nature, to retain in confidence all proprietary information of the other party identified as confidential at the time of disclosure and not to disclose such information to any other person or entity, nor use such information without written permission of the party owning such information, except in accordance with the terms of this Agreement. The obligations of this paragraph shall be binding upon the parties for a period of 5 years from the date of each disclosure

10.2 The term "proprietary information" as used herein shall not include any information which the recipient clearly shows by appropriate documentation:

         (a) Was at the time of receipt both lawfully and independently known to the receiving party, its agents, or employees;

         (b) Without breach of this Agreement by the receiving party has been published or is otherwise within the public knowledge or is generally known to the public at the time of disclosure;

         (c) Becomes known or available to the receiving party without restriction from a source other than the disclosing party, provided that such source has an unqualified right to disclose such information without restriction;

         (d) Becomes a part of the public domain after disclosure without breach of this Agreement by the receiving party; or

         (e) Is required by law to be disclosed, in which case the receiving party will give the disclosing party prompt written notice of the required disclosure. The disclosing party may, in good faith and at its own expense, contest disclosure or seek confidential treatment and the receiving party shall cooperate with the disclosing party in all reasonable respects.

                    11. GENERAL'S REPRESENTATIONS AND WARRANTIES

         GENERAL represents and warrants to COMPANY as follows:

11.1 GENERAL is the owner by assignment from Dr. Wolf of his entire right, title and interest in the GENERAL PATENT RIGHTS and the JOINT PATENT RIGHTS.

11.2 Pursuant to Exhibit C, GENERAL has been approved by NYCOMED to license or sublicense NYCOMED's rights in PATENT RIGHTS which are described in paragraph 1.6.

11.3 To the best of GENERAL's knowledge, no person or entity, other than GENERAL, the U.S. Government pursuant to 35 U.S.C. Section 202(c), NYCOMED and [****] or [****] successor in interest in the [****] Agreement, has any right, title or interest in the PATENT RIGHTS.

11.4 GENERAL has full right, power and authority to grant the license under the PATENT RIGHTS granted to COMPANY under Section 2.2 of this Agreement and to otherwise enter into this Agreement.

11.5 This Agreement is legally binding on GENERAL and does not conflict with or breach any other Agreement to which GENERAL is a party.

----------------

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.6 As of the EFFECTIVE DATE, GENERAL has no notice or actual knowledge (without having conducted any due diligence) that the GENERAL PATENT RIGHTS or JOINT PATENT RIGHTS conflict with or infringe the rights of any other person or entity (other than NYCOMED, [****] or its successor in interest) or that the rights of any other person or entity conflict with or infringe the GENERAL PATENT RIGHTS or JOINT PATENT RIGHTS.

                               12. MISCELLANEOUS

12.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and, supersedes all prior agreements, representations and negotiations concerning such subject matter (none of which prior matters shall be binding on the parties). OTHER THAN WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER GENERAL NOR COMPANY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT WITH RESPECT TO ANY PRODUCT, PATENT, TRADEMARK, SOFTWARE, TRADE SECRET, TANGIBLE RESEARCH PROPERTY, INFORMATION OR DATA AND EACH PARTY HEREBY DISCLAIMS THE SAME.

12.2 In order to facilitate implementation of this Agreement, GENERAL and COMPANY are designating the following individuals to act on their behalf with respect to this Agreement for the matter indicated below:

         (a) with respect to all royalty payments, any correspondence pertaining to any PATENT RIGHT, or any notice of the use of GENERAL's name, for GENERAL, the Director, Office of Corporate Sponsored Research and Licensing, and for COMPANY, John T. Smolik; provided that correspondence relating to the billing of patent costs shall be copied to, for GENERAL, the Business Manager, Office of Technology Affairs; and for COMPANY, John T. Smolik.

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[****]   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST
         FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (b) any amendment of or waiver under this Agreement, any written notice including progress reports or other communication pertaining to the Agreement: for GENERAL, the Director, Office Corporate Sponsored Research and Licensing; and for COMPANY, John T. Smolik.

         (c) the above designations may be superseded from time to time by alternative designations made by: for GENERAL, the President or the Senior Vice President, Office of Corporate Sponsored Research and Licensing; and for COMPANY, Eric A. Wachter.

12.3 This Agreement may be amended and any of its terms or conditions may be waived only by a written instrument executed by the parties or, in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either party of any condition shall be deemed as a further or continuing waiver of such condition or term or of any other condition or term.

12.4 This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

12.5 Any delays in or failures of performance by either party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected, including but not limited to: Acts of God; acts, regulations or laws of any government; strikes or their concerted acts of worker; fires; floods; explosions; riots; wars; rebellion; and sabotage. Any time for performance hereunder shall be extended by the actual time of delay caused by such occurrence.

12.6 Neither party shall use the name of the other party or of any staff member, officer, employee or student of the other party or any adaptation thereof in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of the party or individual whose name is to be used. For GENERAL, such approval shall be obtained from the Director of Public Affairs and for COMPANY from John T. Smolik. The foregoing, however, shall not restrict the COMPANY's obligation to make all disclosures and filings required by the Securities and Exchange Commission or any stock exchange on which the COMPANY's stock is listed.

12.7 This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

12.8 This Agreement shall not be assignable by GENERAL without COMPANY's prior written consent except for the right to receive royalties or other payments payable herein. COMPANY may at its own discretion and without approval by GENERAL transfer its interest or any part thereof under this Agreement to a wholly-owned subsidiary or any assignee or purchaser of the portion of its business associated with the manufacture and sale of PRODUCT. In the event of any such transfer, the transferee shall assume and be bound by the provisions of this Agreement. Otherwise this Agreement shall be assignable by COMPANY only with the consent in writing of GENERAL.

12.9 For any and all claims, disputes, or controversies arising under, out of, or in connection with this Agreement, except issues relating to the validity, construction or effect of any PATENT RIGHT, which the parties shall be unable to resolve within sixty (60) days, the party raising such dispute shall promptly advise the other party of such claim, dispute, or controversy in a writing which describes in reasonable detail the nature of such dispute. By not later than five
         (5) business days after the recipient has received such notice of dispute, each party shall have selected for itself a representative who shall have the authority to bind such party and shall additionally have advised the other party in writing of the name and title of such representative. By not later than ten (10) business days after the date of such notice of dispute, such representatives shall agree upon a third party which is in the business of providing Alternative Dispute Resolution (ADR) services (hereinafter, "ADR Provider") and shall schedule a date with such ADR Provider to engage in mediation as an ADR. All parties to this Agreement shall be equally responsible for all costs and fees of the ADR. Thereafter, the representatives of the parties shall engage in good faith in an mediation/ADR process under the auspices of the selected ADR Provider. If within the aforesaid thirty (30) business days after the date of the notice of dispute the representatives of the parties have not been able to agree upon an ADR Provider and schedule a date to engage in ADR, or if they have not been able to resolve the dispute within thirty (30) business days after the termination of ADR, the parties shall have the right to pursue any other remedies legally available to resolve such dispute in either the Courts of the State of Illinois or in the United States District Court for the Northern District of Illinois, in either case sitting in Chicago, to whose jurisdiction for such purposes GENERAL and COMPANY hereby irrevocably consents and submits. Notwithstanding the foregoing, nothing in this Paragraph shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

12.10 The parties acknowledge and incorporate the Recitals into the body of this Agreement and GENERAL and NYCOMED each acknowledge and agree that all statements of fact in said Recitals attributable or relating to them constitute representations of fact which COMPANY may rely upon as an inducement to entering into this Agreement.

12.11 If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of this agreement shall not be effected thereby. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the parties to such invalid, illegal or enforceable provision, but shall be valid, legal and enforceable.

12.12 All notices and other communications between the parties in connection with this Agreement shall be in writing and such notices, communications and all payments hereunder shall be deemed sufficiently given when delivered by messenger or overnight courier providing for receipted delivery, transmitted by fax with confirmation of transmission or sent by prepaid United States mail or other recognized carrier, addressed as follows:

         If to COMPANY:

              John T. Smolik
              President, CEO
              Photogen, Inc.
              7327 Oak Ridge Highway
              Knoxville, TN 37931
              Fax number:  (423) 769-4013

         If to GENERAL:

              Director, Office of Corporate Sponsored Research and Licensing Massachusetts General Hospital
              13th Street, Building 149
              Suite 1101
              Charleston, MA  02129
              Fax number:  (617) 726-1668

Either party may change its address by written notice given to the other party.

12.13 The COMPANY hereby waives its right to bring any claim, suit or action against GENERAL or any of its affiliates for any liability arising out of NYCOMED's maintenance or enforcement of the [****] Agreement or the [****] PATENT RIGHTS, or NYCOMED's failure to meet any of its obligations under this Agreement.

----------------

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         THE PARTIES have duly executed this Agreement as of the date first shown above written.

PHOTOGEN, INC.                         THE GENERAL HOSPITAL CORPORATION


BY:      /s/ John Smolik               BY:     /s/
      -----------------------------          ----------------------------

TITLE:   President                     TITLE:  Associate Director, CSRL
      -----------------------------          ----------------------------


DATE:    10/20/99                      DATE:   10/21/99
      -----------------------------          ----------------------------

         The undersigned, Gerald L. Wolf, Ph.D., M.D., has reviewed the foregoing Agreement, hereby acknowledges the terms and conditions of the foregoing Agreement, insofar as such terms and conditions have any application to him and consents to the same.

DATE:    10/20/99                              /s/ Gerald L. Wolf
      -----------------------------          ----------------------------
                                             Gerald L. Wolf, Ph.D., M.D.

     The undersigned, ___________________, PRESIDENT of NYCOMED and the duly authorized representative of NYCOMED, confirms, represents and agrees that NYCOMED has appointed GENERAL its agent pursuant to Exhibit C for purposes of licensing and sublicensing all of NYCOMED's right, title, and interest in the JOINT PATENT RIGHTS and in the [****] PATENT RIGHTS as described in this Agreement. NYCOMED agrees to comply with Sections 2.4, 4.3, 7.5, 7.6 of this Agreement and NYCOMED acknowledges and agrees with Section 12.10 of this Agreement.

Date:      10/20/99
      ---------------------------

  /s/
-----------------------------------

----------------

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.